                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                           Date of report: 20-Jan-04

                       CIT Equipment Collateral 2003-VT1

A Delaware                    Commission File                  I.R.S. Employer
Corporation                   No. 0001240986                   No. 75-6688971

                          c/o CIT Financial USA, Inc.
                   1 CIT Drive, Livingston, New Jersey 07039
                        Telephone number: (973)740-5000

Item 5. Other

                       CIT Equipment Collateral 2003-VT1
                            Monthly Servicing Report

                                                                                             Determination Date: 1/16/04
                                                                                             Collection Period: 12/31/03
                                                                                                  Payment Date: 01/20/04
I. AVAILABLE FUNDS

     A. Available Pledged Revenues

          a. Scheduled Payments Received                                                                  $26,686,804.56
          b. Liquidation Proceeds Allocated to Owner Trust                                                    740,169.78
          c. Required Payoff Amounts of Prepaid Contracts                                                     986,411.97
          d. Required Payoff Amounts of Purchased Contracts                                                         0.00
          e. Proceeds of Clean-up Call                                                                              0.00
          f. Investment Earnings on Collection Account and Note Distribution Account                                0.00
                                                                                                          --------------
                                                                      Total Available Pledged Revenues =  $28,413,386.31

     B. Determination of Available Funds

          a. Total Available Pledged Revenues                                                             $28,413,386.31
          b. Receipt from Class A-3 Swap Counterparty                                                               0.00
          c. Servicer Advances                                                                              2,348,105.91
          d. Recoveries of  prior Servicer Advances                                                        (2,425,496.55)
          e. Withdrawal from Cash Collateral Account                                                          170,047.76
                                                                                                          --------------
                                                                                 Total Available Funds =  $28,506,043.43
                                                                                                          ==============

II. DISTRIBUTION AMOUNTS

     A. COLLECTION ACCOUNT DISTRIBUTIONS
          1. Servicing Fee                                                                                         427,786.42

          2. Class A-1 Note Interest Distribution                                               70,467.53
             Class A-1 Note Principal Distribution                                          25,053,475.00
                  Aggregate Class A-1 distribution                                                              25,123,942.53

          3. Class A-2 Note Interest Distribution                                              169,333.33
             Class A-2 Note Principal Distribution                                                   0.00
                  Aggregate Class A-2 distribution                                                                 169,333.33

          4. Class A-3a Note Interest Distribution                                             224,562.71
             Class A-3a Note Principal Distribution                                                  0.00

             Class A-3b Note Interest Distribution                                             154,850.00
             Class A-3b Note Principal Distribution                                                  0.00
                  Aggregate Class A-3 distribution                                                                 379,412.71

          5. Class A-4 Note Interest Distribution                                              117,325.25
             Class A-4 Note Principal Distribution                                                   0.00
                  Aggregate Class A-4 distribution                                                                 117,325.25

          6. Class B Note Interest Distribution                                                 33,096.41
             Class B Note Principal Distribution                                               746,851.56
                  Aggregate Class B distribution                                                                   779,947.97

          7. Class C Note Interest Distribution                                                 22,758.24
             Class C Note Principal Distribution                                               407,373.58
                  Aggregate Class C distribution                                                                   430,131.82

          8. Class D Note Interest Distribution                                                 63,882.77
             Class D Note Principal Distribution                                               950,538.34
                  Aggregate Class D distribution                                                                 1,014,421.11

          9. Payment due to the Class A-3a Swap Counterparty                                                        63,742.29

          10. Deposit to the Cash Collateral Account                                                                     0.00

          11. Amounts in accordance with the CCA Loan Agreement                                                          0.00

          12. Remainder to the holder of the equity certificate                                                          0.00
                                                                                                                -------------
                                                                            Collection Account Distributions =  28,506,043.43
                                                                                                                =============

     B. CASH COLLATERAL ACCOUNT DISTRIBUTIONS

          1. Payment due on the Senior Loan                                                                      2,113,581.50

          2. Payment due on the Holdback                                                                                 0.00

          3. Payment to the Depositor                                                                                    0.00
                                                                                                                -------------

                                                                       Cash Collateral Account Distributions =   2,113,581.50
                                                                                                                =============

     C. INCORRECT DEPOSITS TO BE RETURNED TO CIT                            Collection Account Distributions =           0.00
                                                                                                                =============


III. INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES

          -------------------------------------------------------------------------------------------------
                 Distribution               Class A-1        Class A-2        Class A-3        Class A-4
                    Amounts                   Notes            Notes            Notes            Notes
          -------------------------------------------------------------------------------------------------
      1.         Interest Due                70,467.53       169,333.33       379,412.71       117,325.25
      2.         Interest Paid               70,467.53       169,333.33       379,412.71       117,325.25
      3.      Interest Shortfall                  0.00             0.00             0.00             0.00
                ((1) minus (2))
      4.        Principal Paid           25,053,475.00             0.00             0.00             0.00

      5.   Total Distribution Amount     25,123,942.53       169,333.33       379,412.71       117,325.25
                ((2) plus (4))

          -------------------------------------------------------------------------------------------------
                 Distribution                Class B          Class C          Class D       Total Offered
                    Amounts                   Notes            Notes            Notes            Notes
          -------------------------------------------------------------------------------------------------
      1.         Interest Due                33,096.41        22,758.24        63,882.77       856,276.24
      2.         Interest Paid               33,096.41        22,758.24        63,882.77       856,276.24
      3.      Interest Shortfall                  0.00             0.00             0.00             0.00
                ((1) minus (2))
      4.        Principal Paid              746,851.56       407,373.58       950,538.34    27,158,238.48

      5.   Total Distribution Amount        779,947.97       430,131.82     1,014,421.11    28,014,514.72
                ((2) plus (4))


IV. Information Regarding the Securities

     A Summary of Balance Information

          -------------------------------------------------------------------------------------------------------------------
                                             Applicable Principal Balance     Class Factor Principal Balance     Class Factor
                     Class                      Coupon       Jan-04              Jan-04        Dec-03               Dec-03
                                                 Rate     Payment Date        Payment Date  Payment Date         Payment Date
          -------------------------------------------------------------------------------------------------------------------
      a.        Class A-1 Notes                 1.2088%   47,316,276.84          0.19313    72,369,751.84           0.29539
      b.        Class A-2 Notes                 1.2700%  160,000,000.00          1.00000   160,000,000.00           1.00000
      c.       Class A-3a Notes                 1.2788%  218,000,000.00          1.00000   218,000,000.00           1.00000
      d.       Class A-3b Notes                 1.6300%  114,000,000.00          1.00000   114,000,000.00           1.00000
      e.        Class A-4 Notes                 2.1000%   67,043,000.00          1.00000    67,043,000.00           1.00000
      f.         Class B Notes                  2.1100%   18,075,750.80          0.75413    18,822,602.36           0.78529
      g.         Class C Notes                  2.6600%    9,859,500.44          0.75413    10,266,874.02           0.78529
      h.         Class D Notes                  3.2000%   23,005,501.03          0.75410    23,956,039.37           0.78526

      i.             Total Offered Notes                 657,300,029.11                    684,458,267.59

      j.          One-Month Libor Rate                          1.14875%


     B Other Information

          --------------------------------------------------------------------------------
                                           Scheduled                         Scheduled
                                       Principal Balance                 Principal Balance
                     Class                   Jan-04                            Dec-03
                                          Payment Date                      Payment Date
          --------------------------------------------------------------------------------
                Class A-1 Notes          50,394,661.00                     75,104,292.00

          -------------------------------------------------------------------------------------------------------------------
                                                             Target              Class         Target               Class
                                                 Class  Principal Balance        Floor    Principal Amount          Floor
                     Class                    Percentage    Jan-04               Jan-04        Dec-03               Dec-03
                                                         Payment Date         Payment Date  Payment Date         Payment Date
          -------------------------------------------------------------------------------------------------------------------
                    Class A                      92.25%  606,359,276.85                    631,412,751.85
                    Class B                       2.75%   18,075,750.80             0.00    18,822,602.36              0.00
                    Class C                       1.50%    9,859,500.44             0.00    10,266,874.01              0.00
                    Class D                       3.50%   23,005,501.02             0.00    23,956,039.37              0.00

V. PRINCIPAL

     A. MONTHLY PRINCIPAL AMOUNT

      1. Principal Balance of Notes and Equity Certificates               684,458,267.59
         (End of Prior Collection Period)
      2. Contract Pool Principal Balance (End of Collection Period)       657,300,029.11
                                                                          --------------
              Total monthly principal amount                               27,158,238.48

     B. PRINCIPAL BREAKDOWN                               No. of Accounts
                                                          ---------------
      1. Scheduled Principal                                     60,155    25,205,883.24
      2. Prepaid Contracts                                          132       986,411.97
      3. Defaulted Contracts                                        209       965,943.27
      4. Contracts purchased by CIT Financial USA, Inc.               0             0.00
                                                          ------------------------------
         Total Principal Breakdown                               60,496    27,158,238.48


VI. CONTRACT POOL DATA

     A. CONTRACT POOL CHARACTERISTICS

                                                      ---------------------------------------------------
                                                           Original           Jan-04           Dec-03
                                                             Pool          Payment Date     Payment Date
                                                      ---------------------------------------------------
      1. a. Contract Pool Balance                        871,593,322.00   657,300,029.11   684,458,267.59
         b. No of Contracts                                      62,416           60,496           60,837
         c. Pool Factor

      2. Weighted Average Remaining Term                          39.20            32.66            33.43

      3. Weighted Average Original Term                           44.80

     B. DELINQUENCY INFORMATION

                                            ----------------------------------------------------------------
                                               % of           % of Aggregate
                                                             Required Payoff      No. Of  Aggregate Required
                                               Contracts          Amount         Accounts  Payoff Amounts
                                            ----------------------------------------------------------------
      1. Current                                 96.32%           97.91%          58,268   648,041,040.57
         31-60 days                               2.01%            1.35%           1,218     8,929,207.61
         61-90 days                               0.66%            0.31%             402     2,070,931.35
         91-120 days                              0.44%            0.20%             269     1,302,068.40
         120+ days                                0.56%            0.24%             339     1,562,452.95

              Total Delinquency                 100.00%          100.00%          60,496   661,905,700.88

      2. Delinquent Scheduled Payments:

         Beginning of Collection Period                                     4,683,062.41
         End of Collection Period                                           4,605,671.77
                                                                            ------------
              Change in Delinquent Scheduled Payments                         (77,390.64)

     C. DEFAULTED CONTRACT INFORMATION

      1. Required Payoff Amount on Defaulted Contracts                        965,943.27
      2. Liquidation Proceeds received                                        740,169.78
                                                                            ------------
      3. Current Liquidation Loss Amount                                      225,773.49
      4. Cumulative Liquidation Losses to date                              2,337,161.03

                                % of Initial Contracts                             1.729%
                    % of Initial Contract Pool Balance                             0.268%

VII. MISCELLANEOUS INFORMATION

     A. SERVICER ADVANCE BALANCE

          1. Opening Servicer Advance Balance                               4,683,062.41
          2. Current Period Servicer Advance                                2,348,105.91
          3. Recoveries of prior Servicer Advances                         (2,425,496.55)
                                                                           -------------
          4. Ending Servicer Advance Balance                                4,605,671.77

     B. CASH COLLATERAL ACCOUNT

          1. Applicable Rates for the Interest Period:
             a. Libor Rate for the Interest Period                                1.1488%
             b. Senior Loan Interest Rate                                         4.6488%
             c. Holdback Amount Interest Rate                                     7.1488%

          2. Opening Cash Collateral Account                                                56,467,807.08

          3. Deposit from the Collection Account                                                     0.00

          4. Withdrawals from the Cash Collateral Account                                     (170,047.76)

          5. Investment Earnings                                                                43,074.58

          6. Investment Earnings Distributions:
             a. Senior Loan Interest                                                           (43,074.58)
             b. Senior Loan Principal                                                                0.00
             c. Holdback Amount Interest                                                             0.00
             d. Holdback Amount Principal                                                            0.00
                                                                                            -------------
                  Total Investment Earnings distributions                                      (43,074.58)

          7. Remaining available amount                                                     56,297,759.32

          8. Required Cash Collateral Account Amount                                        54,227,252.40

          9. Cash Collateral Account Surplus/ (Shortfall)                                    2,070,506.92

          10. Distribution of CCA Surplus:
             a. Senior Loan Principal                                                       (2,070,506.92)
             b. Holdback Amount Principal                                                            0.00
                                                                                            -------------
                  Total Distribution of Surplus                                             (2,070,506.92)

          11. Ending Cash Collateral Account                                                54,227,252.40

          12. Cash Collateral Account deficiency                                                     0.00

     C. OTHER RELATED INFORMATION

          1. Assumed Fixed Swap rate for Class A-3a                               1.5870%

          2. Discount Rate                                                        2.4530%

          3. Life to Date Prepayment (CPR)                                        4.1410%

          4. Life to Date Substitutions:

             a. Prepayments                                        0.00

             b. Defaults                                           0.00

             ----------------------------------------------------------
                                            Jan-04           Dec-03
                 Item                    Payment Date     Payment Date
             ----------------------------------------------------------
          5. a. Senior Loan              12,252,514.31    14,323,021.23
             b. Holdback Amount          42,271,204.00    42,271,204.00

NCT Funding Company LLC, JPMorgan Chase, as trustee under the Indenture, and CIT
   Financial USA, Inc., in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section
  9.02 of the Pooling and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on 01/20/04

  This Certificate shall constitute the Servicer's Certificate as required by
 Section 9.02 of the Pooling and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Pooling and Servicing Agreement.

                            CIT Financial USA, Inc.

                                  Glenn Votek
                                  -----------
                                  Glenn Votek
                    Executive Vice President, and Treasurer